SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Pursuant to 14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 23, 2002







Dear Stockholder:

     You are invited to attend the annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 24, 2002 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank.
Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.



                                     Sincerely,

                                     /s/ Joseph J. Bouffard


                                     Joseph J. Bouffard
                                     President

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2002
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 24, 2002 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company for terms of three years;
          and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 12, 2002 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Theodore C. Patterson

                                   THEODORE C. PATTERSON
                                   SECRETARY

Dundalk, Maryland
September 23, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 Merritt Boulevard
                          Dundalk, Maryland 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 24, 2002 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 23, 2002.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 12, 2002 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 374,213 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                                         AMOUNT AND                 PERCENT OF
                                                          NATURE OF                  SHARES OF
NAME AND ADDRESS                                         BENEFICIAL                 COMMON STOCK
OF BENEFICIAL OWNER                                     OWNERSHIP (1)               OUTSTANDING
-------------------                                     -------------               ------------
Patapsco Bancorp, Inc.                                   33,481 (2)                    8.95%
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

Joseph J. Bouffard                                       21,766 (3)                    5.67
The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland  21222-2194

_____________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and Bouffard, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 28,329 shares had been allocated.
(3) Includes 9,862 shares Mr. Bouffard has the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Mr. Bouffard shares voting power by virtue of his position as a trustee of the trusts holding 33,481 shares under the Company's ESOP.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors currently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors and Messrs. Bozel and Hoffman who became directors in November 2000 upon the Company's acquisition of Northfield Bancorp, Inc. Each director of the Company also is a member of the Board of Directors of the Bank.


                                                                    YEAR FIRST
                                              AGE AT                ELECTED AS                CURRENT
                                             JUNE 30,               DIRECTOR OF                TERM
               NAME                            2002                  THE BANK                TO EXPIRE
               ----                            ----                  ---------               ---------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

        Douglas H. Ludwig                       64                     1992                    2002
        Theodore C. Patterson                   70                     1979                    2002
                                              DIRECTORS CONTINUING IN OFFICE

        Joseph J. Bouffard                      52                     1995                    2003
        Nicole N. Glaeser                       44                     1993                    2003
        J. Thomas Hoffman                       54                     2000                    2003
        Thomas P. O'Neill                       49                     1995                    2004
        William R. Waters                       59                     1999                    2004
        Gary R. Bozel                           44                     2000                    2004

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

     THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including
Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

     JOSEPH J. BOUFFARD joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

     NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Glaeser is a practicing attorney and is also a Certified Public Accountant.

     J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with John Hancock Financial Distributors Services, Inc. and is a member of the Parkville Optimist Club and Towson Business Association.

     THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly he was the managing partner of the regional accounting firm of Wolpoff & Company LLP, which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

     WILLIAM R. WATERS is a Vice President and owner of Scott Pontiac in Bel Air, Maryland. He is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shop. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. Mr. Waters also serves on the financial board of Grace Community Church of Perry Hall. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

     GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates, a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2002                TITLE WITH THE BANK
----                                    ---------             -------------------
Frank J. Duchacek, Jr.                     58                 Senior Vice President - Commercial Lending
Michael J. Dee                             42                 Vice President, Chief Financial Officer and
                                                                  Controller of the Company and the Bank
John W. McClean                            58                 Vice President - Real Estate Lending
Brian C. Connelly                          52                 Vice President - Leasing Subsidiary
Laurence S. Mitchell                       55                 Vice President - Commercial Lending
Alan H. Herbst                             57                 Vice President - Consumer Lending


     FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek served as a member of the Maryland Home Improvement Commission and currently is active with St. John's Episcopal Church in Kingsville, Maryland.

     MICHAEL J. DEE joined the Company and the Bank in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant (CMA).

     JOHN W.  MCCLEAN  joined the Bank in August 1995 as its Vice  President  of
Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant. Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past President and current member of the Board of Directors of the Providence Volunteer Fire Company.

     BRIAN G. CONNELLY is the managing Vice President of the Bank's subsidiary, Prime Business Leasing, Inc., which was started by Mr. Connelly in October 1998 when he joined Patapsco. Previously Mr. Connelly had been the Manager of Chesapeake Industrial Leasing Co., Inc. since 1981.

     LAURENCE S. MITCHELL joined the Bank in November of 1999 as a commercial lending officer. In November 2000 he became Vice President of commercial lending for the Bank. Prior to joining Patapsco, Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a member of the Advisory Board of the Harford County Small Business Resource Center, a Board member of the Eastern Baltimore Area Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic, formerly known as the American Institute of Banking.

     ALAN H. HERBST joined the Bank in April 2000 as its Assistant Vice President of Consumer Lending. From April 1996 to April 2000, Mr. Herbst was a registered representative with a small brokerage firm and then T. Rowe Price. Mr. Herbst was employed by the Savings Bank of Baltimore and its successors from 1969 to 1996. Mr. Herbst's responsibilities included branch manager, new branch origination and development, and lastly from 1987 to 1996, he served as Vice President in commercial real estate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2002, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he or she was a member during the year ended June 30, 2002 and the total number of meetings held by committees on which he or she served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Ludwig, Bozel and Glaeser, who serves as Chairperson. All members of the Audit Committee meet are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee met four times during the year ended June 30, 2002 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies. The Audit Committee has adopted a written charter.

     The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2002. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation in its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Board of Directors' Compensation Committee consists of Directors Patterson, Bouffard, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met five times during the year ended June 30, 2002.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2002, 2001 and 2000 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal year 2002 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                             LONG-TERM COMPENSATION
                                                                            ------------------------
                                                                                    AWARDS
                                          ANNUAL COMPENSATION (1)           ------------------------
                                  -------------------------------------     RESTRICTED    SECURITIES
NAME AND              FISCAL                           OTHER ANNUAL           STOCK       UNDERLYING       ALL OTHER
PRINCIPAL POSITION    YEAR        SALARY      BONUS    COMPENSATION (2)      AWARD(S)      OPTIONS       COMPENSATION
------------------    ----        ------      -----    ----------------     ----------    ----------     ------------
Joseph J. Bouffard    2002       $ 103,500   $ 23,627       $6,000              --          2,949         $ 17,145  (3)
President and CEO     2001         103,500     25,557        6,000              --             --           12,063
                      2000         100,673     15,122        6,000              --             --           21,908

------------
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal year 2002 did not exceed 10% of the executive officer's salary and bonus.
(2)  Consists of an automobile allowance.
(3) For fiscal year 2002, consists of $2,730 of matching contributions under the Bank's 401(k) Plan and $14,415 in Common Stock allocated to Mr. Bouffard's account under the ESOP.

     Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended June 30, 2002 to the executive officer named in the Summary Compensation Table set forth above.

                                                                                            POTENTIAL REALIZABLE
                          NUMBER OF        PERCENT OF TOTAL                                   VALUE AT ASSUMED
                         SECURITIES         OPTIONS GRANTED                                 ANNUAL RATES OF STOCK
                         UNDERLYING          TO EMPLOYEES       EXERCISE     EXPIRATION      PRICE APPRECIATION
NAME                 OPTIONS GRANTED (1)    IN FISCAL YEAR      PRICE(1)        DATE         FOR OPTION TERM (2)
----                 -------------------    --------------      --------     ----------    ---------------------
                                                                                              5%            10%
                                                                                          ---------     -------
Joseph J. Bouffard          2,949                11.0%           $23.29        8/2/11       $43,203      $109,467

----------
(1) Amounts are adjusted to reflect the 10% stock dividend paid on the Common Stock on December 7, 2002. All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on August 2, 2002 and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date of the Options assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, August 2, 2001, based on the closing sale price of the Common Stock as quoted on the OTC Bulletin Board adjusted for the 10% dividend paid on the Common Stock on December 7, 2001.

     Year-End  Option  Values.   The  following  table  sets  forth  information
concerning the value as of June 30, 2002 of options held by the executive officer named in the Summary Compensation Table set forth above.

                                       NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                                     OPTIONS AT FISCAL YEAR-END               AT FISCAL YEAR-END (1)
                                    ----------------------------           ----------------------------
NAME                                EXERCISABLE    UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE
----                                -----------    -------------           -----------    -------------
Joseph J. Bouffard                    9,862          2,359                  $120,365         $14,887

----------
(1) Based on the difference between the fair market value of the underlying Common Stock of $29.60 as quoted on the OTC Bulletin Board on June 30, 2002 and the exercise prices of the options.

     No options held by any executive officer of the Company repriced during the past fiscal year.

DIRECTOR COMPENSATION

     General. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $500 per month.

     Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") Management Recognition Plan (the "MRP") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2002, no director received any awards under the Option Plan. Nonemployee directors  Bozel,  Glaeser,  Hoffman,  Ludwig,  O'Neill,  Patterson  and  Waters
received stock awards of 145, 205, 145, 205, 55, 205 and 92 shares, respectively, during the year ended June 30, 2002 under the MRP. Such awards were fully vested upon grant. In addition, each nonemployee director received a $2,535 cash bonus for fiscal year 2002, which was paid to the nonemployee directors in July 2002.

     Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan"), for each nonemployee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

     Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

     The Bank will pay all plan benefits from its general assets, and expects to establish a trust in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

     During the year ended June 30, 2002, $5,705, $5,865, $5,386 and $2,209 were credited under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill and Patterson, respectively.

     Directors Deferred Compensation Plan. The Company maintains the Patapsco Directors Deferred Compensation Plan (the "Stock Plan") and Patapsco Bancorp,
Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Under the Stock Plan, participating directors were permitted to defer the receipt of Board fees that earned a rate of return based on the performance of the Common Stock. Amounts accrued to the accounts of participating directors as of August 15, 2001 were converted into the right to receive a fixed number of shares of Common Stock based on the market price for the Common Stock on August 15, 2001. Each participant previously elected to receive shares of Common Stock under the Plan in a lump sum or over a period shorter than ten years, beginning in the first day of the first month following termination of service. Until the shares are distributed to participants, no dividends are paid on the stock to be distributed to participants in the Stock Plan. The Stock Plan has been suspended, and no further fee deferrals may be made under the Stock Plan. To provide a funding mechanism, the Company has established a grantor trust in order to hold assets with which to pay benefits. Participants do not have any legal rights to the assets of the grantor trust. Trust assets would be subject to claims of the Company's general creditors.

     Deferred Cash Compensation Plan. Effective August 15, 2001, the Company established the Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Each Director may elect, within 30 days of becoming a participant or in advance of any July 1st, to defer receipt of all or any portion of the compensation otherwise payable to him or her from the Company, in cash, for any plan year in which the Cash Plan is in effect. Deferred amounts are credited by the Company to a bookkeeping account ("Deferral Account"). In addition, a participant who deferred amounts under the Stock Plan, as in effect prior to August 15, 2001, was permitted to make a one time election to transfer the value of amounts credited to his or her account under the Stock Plan to the Cash Plan by entering into a deferred compensation agreement with the Company. The Deferral Account appreciates for each plan year as though the funds were invested in a fund having the highest interest rate that the Bank pays on certificates of deposit having a term of one year. Account balances will be distributed in a lump sum or in substantially equal monthly installments over a period of years selected by the participant, beginning at an age specified by the participant or following termination of service as a director. Deferred amounts continue for all purposes to be part of the general assets of the Company and no person other than the Company shall, by virtue of the provisions of the Cash Plan, have any interest in such assets. To the extent that any person acquires a right to receive payments from the Company under the Cash Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No compensation was paid to directors pursuant to the cash plan for the year ended June 30, 2002.

EMPLOYMENT AGREEMENTS

     The Company and the Bank have entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $113,850. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and are terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

     The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 2002 would have been approximately $420,036. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. Amounts credited to the Executive's account are fully vested in his account.

     Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in his account will be paid to the Executive either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which he is entitled shall be payable to the Executive in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2002, the Bank's loans to directors and executive officers totaled $118,224, or .81% of the Company's stockholders' equity, at that date.


--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock and the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock (the "Preferred Stock") by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF           AMOUNT AND             PERCENT OF
                                    NATURE OF             SHARES OF            NATURE OF              SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK     BENEFICIAL OWNERSHIP      PREFERRED STOCK
NAME                           OF COMMON STOCK (1)       OUTSTANDING      OF PREFERRED STOCK         OUTSTANDING
----                           -------------------       -----------      ------------------         -----------
Joseph J. Bouffard                  21,766                 5.67%                   0                     -- %
Nicole N. Glaeser                    5,147                 1.37                   24                   0.02
Douglas H. Ludwig                    6,439                 1.71                    0                     --
Thomas P. O'Neill                    8,854                 2.34                2,162                   2.16
Theodore C. Patterson                8,133                 2.16                    0                     --
William R. Waters                    3,200                  .85                  240                   0.24
Gary R. Bozel                        6,382                 1.68                5,808                   5.80
J. Thomas Hoffman                    5,171                 1.37                2,802                   2.80

All Executive Officers
   and Directors
   as a Group (14 persons)          96,240                22.99               12,164                  12.14

----------
(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include (i) 9,862, 1,944, 2,296, 2,119, 2,588,
     392 and 32,792 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson and Waters, and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date and (ii) 0, 24, 0, 2,162, 0, 240, 5,808, 2,802 and 12,164 shares of Common Stock issuable to Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson, Waters, Bozel and Hoffman, and to all directors and executive officers of the Company as a group, respectively, upon the conversion of shares of preferred stock. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 33,481 shares under the Company's ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Anderson Associates, LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Anderson Associates, LLP the written disclosures and the letter required to be delivered by Anderson Associates, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Anderson Associates, LLP to discuss the independence of the auditing firm.

     Based on the Audit Committee's review of the financial statements, its discussion with Anderson Associates, LLP regarding SAS 61, and the written materials provided by Anderson Associates, LLP under ISB Standard No. 1 and the related discussion with Anderson Associates, LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2002 for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                               Nicole N. Glaeser
                                                               Douglas H. Ludwig
                                                                   Gary R. Bozel


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Anderson Associates, LLP, which was the Company's independent certified public accounting firm for the 2002 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2003 fiscal year. A representative of Anderson Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2002 were $37,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not pay any fees to Anderson Associates, LLP during the fiscal year ended June 30, 2002 for advice and related services regarding financial information systems design and implementation.

ALL OTHER FEES

     For the fiscal year ended June 30, 2002, the aggregate fees paid by the Company to Anderson Associates, LLP for all other services (other than audit services and financial information systems design and implementation services) were $9,700. The Audit Committee has considered whether the provision of any non-audit services by the Company's independent auditors is compatible with maintaining the independence of the Company's independent auditors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2002, all of the Reporting Persons complied with these reporting requirements, except that Director Thomas P. O'Neill failed to timely file a Form 4 to report a single open market purchase of shares of the Company's preferred stock, and executive officers Brian C. Connelly, Laurence S. Mitchell and Alan H. Herbst each failed to timely file a Form 3 following appointment as an executive officer of the Company. All such individuals subsequently corrected their omissions by making the necessary filings.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2002 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 3, 2002. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 26, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Theodore C. Patterson


                                        THEODORE C. PATTERSON
                                        SECRETARY
Dundalk, Maryland
September 23, 2002

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                                DUNDALK, MARYLAND
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2002

     The undersigned hereby appoints Nicole N. Glaeser, William R. Waters and Gary R. Bozel with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 24, 2002, at 4:00 p.m., and at any and all adjournments thereof, as follows:
                                                                         VOTE
                                                     FOR               WITHHELD
                                                     ---               --------
1.       The election as directors of all
         nominees listed below (except as
         marked to the contrary below).              [ ]                 [ ]

         For three-year terms:

         Douglas H. Ludwig
         Theodore C. Patterson

         INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

         ________________________________________

The Board of Directors recommends a vote "FOR" each of the nominees listed above.



--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 23, 2002 and an Annual Report to Stockholders.

Dated: ______________________, 2002


--------------------------------------     -------------------------------------
  PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


--------------------------------------     -------------------------------------
   SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------